EXHIBIT 10.65

AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT

            This Amendment No. 1 (this “Amendment’) dated as of May 5, 2009, is made by and between Vanguard Health Systems, Inc., a Delaware corporation (the “Company”), and Phillip W. Roe (the “Executive”).

            WHEREAS, the Company and the Executive executed a certain Employment Agreement  dated as of November 15, 2007 ( the “EA”),  to secure the services of the Executive as Executive Vice President, Chief Financial Officer and Treasurer; and

            WHEREAS, the Company and the Executive wish the Executive’s base salary set forth in Section 6(a) of the EA to be increased to $525,000, effective as of April 1, 2009.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree that the EA is amended as follows:

            1.         Defined Terms.  Except for those terms defined above, the definitions of capitalized terms used in this Amendment are as provided in the EA.

            2.         Amendment to Section 6(a).  Section 6(a) of the EA entitled “Base Salary” is hereby  deleted and replaced with the following new Section 6(a):

                        “(a)  Base Salary.  Effective April 1, 2009, the Executive’s base salary hereunder shall be $525,000 per year, payable semi-monthly. Commencing July 1, 2010, the
                        Board shall review such base salary at least annually and make such adjustments from time to time as it may deem advisable, but the base salary shall not at any time be reduced from the base salary in effect from time to time.”

            3.         Ratification.  All other provisions of the EA remain unchanged and are hereby  ratified by the Company and the Executive.

            IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment, each as of the day and year first set forth above.

                                                                        Vanguard Health Systems, Inc.

                                                                        By:/s/ Ronald P. Soltman
                                                                                     Ronald P. Soltman
                                                                                    Executive Vice President

                                                                        Executive:

                                                                        /s/ Phillip W. Roe
                                                                         Phillip W. Roe

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